Exhibit 10.58

AMENDMENT NO. 2 TO
MASTER MANUFACTURING SERVICES AND SUPPLY AGREEMENT

This Amendment No. 2 to Master Manufacturing Services and Supply Agreement (“Amendment No. 2”) is made effective and entered into on January 29, 2021 (the “Amendment Effective Date”) by and between Siegfried Evionnaz SA, with principal offices located at Route du Simplon 1, 36, 1902 Evionnaz, Switzerland (together with its Affiliates and subsidiaries “Vendor”); and Keryx Biopharmaceuticals, Inc., with its offices at 245 First Street, Cambridge, Massachusetts, USA 02142 (“Keryx”).

WHEREAS, Vendor and Keryx entered into a Master Manufacturing Services and Supply Agreement dated December 20, 2017 (“Agreement”) under which Vendor manufactures Product for purchase by Keryx; and

WHEREAS, on December 12, 2018, Keryx merged with Akebia Therapeutics, Inc. (“Akebia”) and, pursuant to such merger, Akebia assumed all of Keryx’s rights and obligations under the Agreement. Keryx continues to operate as a wholly owned subsidiary of Akebia, and Akebia is an Affiliate of Keryx; and

WHEREAS, Vendor and Keryx wish to amend the Agreement as herein provided.

NOW THEREFORE, Vendor and Keryx hereto mutually agree as follows:

1.The text of Section 16.1 of the Agreement is be deleted and is hereby replaced by the following:

16.1    The term of this Agreement (the “Term”) shall commence as of the Agreement Date and, subject to earlier termination in accordance with the provisions of this Section 16, shall end on December 31, 2021. Unless terminated by one of the Parties on or before February 11, 2021 by providing prior written notice to the other Party, or, for any subsequent terms, with at least twelve (12) months prior written notice, this Agreement shall automatically renew for subsequent terms of one (1) year.

2.For the purpose of this Amendment No. 2, the defined terms used herein shall have the same meaning as those used in the Agreement, unless otherwise specified in this Amendment No. 2.

3.Except as provided for in this Amendment No. 2, all other terms and conditions of the Agreement shall remain in full force and effect.

4.The governing law and jurisdiction applicable to the Agreement shall apply to this Amendment No. 2.

[Signature page follows]

IN WITNESS WHEREOF, Vendor and Keryx hereto have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the date first above written.

Signed on behalf of Siegfried Evionnaz SA    Signed on behalf of Keryx Biopharmaceuticals, Inc.

By:    _/s/ Luca Parlanti_______            By:    /s/ Michel Dahan__________

Name:    Luca Parlanti___    ____            Name:    Michel Dahan_____________

Date:    29/01/2021____________            Date:    January 29, 2021

Signed on behalf of Siegfried Evionnaz SA

By:    /s/ Marianne Spane_____

Name:    Marianne Spane________

Date:    29/01/2021_____________